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                                         Carolina Power & Light Company
                                   (ORGANIZED UNDER THE LAWS OF NORTH CAROLINA)

                                           INTERIM FINANCIAL STATEMENTS
                                      (NOT AUDITED BY INDEPENDENT AUDITORS)
                                                 MARCH 31, 1995

   STATEMENTS  OF  INCOME
                                                                      Three Months Ended       Twelve Months Ended
   (In thousands                                                            March 31                March 31
   except per share amounts)                                            1995        1994        1995         1994
   -----------------------------------------------------------------------------------------------------------------



   Operating Revenues                                               $  728,238   $ 744,461  $2,860,367   $2,932,358
   -----------------------------------------------------------------------------------------------------------------
   Operating Expenses
     Operation - fuel for generation                                   110,796     129,912     452,851      527,659
                 deferred fuel cost (credit), net                       22,475      (2,251)     62,897       26,370
                 purchased power                                        93,659     111,541     396,419      401,931
                 other                                                 127,078     130,804     536,232      513,549
     Maintenance                                                        40,755      46,959     200,529      218,874
     Depreciation and amortization                                      90,275     105,057     382,953      415,422
     Taxes other than on income                                         38,920      35,436     142,025      144,404
     Income tax expense                                                 61,416      57,498     202,453      195,029
     Harris Plant deferred costs, net                                    6,605       6,478      26,456       27,846
   -----------------------------------------------------------------------------------------------------------------
           Total Operating Expenses                                    591,979     621,434   2,402,815    2,471,084
   -----------------------------------------------------------------------------------------------------------------
   Operating Income                                                    136,259     123,027     457,552      461,274
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   Other Income (Expense)
     Allowance for equity funds used during construction                   913       2,263       4,724        9,597
     Income tax credit                                                   3,290       3,583       9,131        4,093
     Harris Plant carrying costs                                         2,219       2,563       9,410       27,111
     Harris Plant disallowance - Power Agency                                -           -           -      (20,645)
     Interest income                                                     2,588       1,294      15,863       29,753
     Other income, net                                                   4,021       6,490      23,124       37,399
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           Total Other Income                                           13,031      16,193      62,252       87,308
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   Income Before Interest Charges                                      149,290     139,220     519,804      548,582
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   Interest Charges
     Long-term debt                                                     46,593      47,376     183,108      198,336
     Other interest charges                                              6,028       4,251      17,896       15,022
     Allowance for borrowed funds used
       during construction                                              (1,364)     (1,231)     (3,576)      (6,098)
   -----------------------------------------------------------------------------------------------------------------
            Net Interest Charges                                        51,257      50,396     197,428      207,260
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   Net Income                                                           98,033      88,824     322,376      341,322
   Preferred Stock Dividend Requirements                                (2,402)     (2,402)     (9,609)      (9,609)
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   Earnings for Common Stock                                        $   95,631   $  86,422  $  312,767   $  331,713
   =================================================================================================================
   Average Common Shares Outstanding (Note 4)                          147,270     150,820     148,738      158,291
   Earnings per Common Share (Note 4)                               $     0.65   $    0.57  $     2.10   $     2.10
   Dividends Declared per Common Share                              $    0.440   $   0.425  $    1.730   $    1.670
   .................................................................................................................
   See Supplemental Data and Notes to Financial Statements.
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